Assets Classified As Held For Sale	12 Months Ended
Dec. 31, 2018
Non-current Assets Held For Sale And Discontinued Operations [Abstract]
Assets Classified As Held For Sale
ASSETS CLASSIFIED AS HELD FOR SALE:
As a result of previously announced restructuring actions, we have reclassified certain assets as held for sale. These assets were reclassified at the lower of their carrying value and estimated fair value less costs of disposal at the time of such reclassification. At December 31, 2018, we had $27.4 (December 31, 2017 — $30.1) of assets classified as held for sale, which consisted primarily of land and buildings in Europe and North America.
See note 8 for a discussion of the sale of our Toronto real property.